EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hamid Doroudian, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Neurokine Pharmaceuticals Inc. for the period ended October 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Neurokine Pharmaceuticals Inc.

Dated: December 15, 2011

/s/ Hamid Doroudian

Hamid Doroudian
President, Chief Executive Officer and Secretary (Principal Executive Officer)
Neurokine Pharmaceuticals Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Neurokine Pharmaceuticals Inc. and will be retained by Neurokine Pharmaceuticals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.